MAMSI Your Life. Our Mission                             NEWS
FOR IMMEDIATE RELEASE                                    FOR MORE INFORMATION:
May 7, 2003                                  Deborah Veney Robinson 301-545-5256

               MAMSI Announces Strong First Quarter 2003 Earnings

     Rockville, Md. -- Mid Atlantic Medical Services, Inc. (MAMSI) (NYSE: MME), one of the Mid-Atlantic region's largest health services companies, today announced strong first quarter earnings. The Company reported diluted earnings per share of $0.84, compared to $0.45 in the first quarter of 2002.

     "MAMSI remains dedicated to offering customer-friendly products backed by outstanding customer service to both members and physicians," said Mark D. Groban, M.D., Chairman of the Board. "As always, we remain committed to meeting our obligations to all of our stakeholders."

     The Selected Income Statement Information below summarizes the Company's first quarter performance for years 2003 and 2002.


--------------------------------------------------------------------------------
                      Selected Income Statement Information
                 (In thousands except share amounts, unaudited)
--------------------------------------------------------------------------------
                                            1 Q 03              1 Q 02

Revenue                                    $664,376            $550,163
Expenses                                   $612,510            $522,489
Income Before Taxes                         $51,866             $27,674
Net Income                                  $34,155             $18,853
Basic Earnings per Common Share                $.88                $.48
Weighted Average Shares Outstanding      38,654,509          39,058,024
Diluted Earnings per Common Share              $.84                $.45
Weighted Average Shares Outstanding      40,768,177          41,638,888
--------------------------------------------------------------------------------

     For the three months ended March 31, 2003, net income increased $15,302,000 or 81.2 percent over the three months ended March 31, 2002. The first quarter of 2003 diluted earnings per share increased $.39 or 86.7 percent over the first quarter of 2002, from $.45 in 2002 to $.84 in 2003.

     First quarter 2003 health premiums totaled $646,501,000, an increase of $112,491,000 or 21.1 percent over the first quarter of 2002. Health premiums for the first quarter of 2003 were up 12.4 percent on a per member per month basis over the first quarter of 2002. Medical and dental expenses incurred in the first quarter of 2003 totaled $538,436,000, an increase of $82,992,000 or 18.2 percent over the first quarter of 2002. Medical and dental expenses increased
9.8 percent on a per member per month basis over the first quarter of 2002. The medical care ratio for the first quarter of 2003 was 83.3 percent, a 200 basis point improvement over the medical care ratio for the first quarter of 2002. Administrative expenses totaled $67,289,000 in the first quarter of 2003 and were 10.1 percent of revenue. This compares with 11.2 percent of revenue for the first quarter of 2002.

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

     Membership in MAMSI's subsidiaries continues to be strong. As of March 31, 2003, membership in all of MAMSI's subsidiaries was 1,998,700 covered lives. Membership by product is as follows:

--------------------------------------------------------------------------------
      Product          3/31/03      12/31/02    Increase    Percentage
                                                              Change
HMO/Commercial*       1,014,600      999,900      14,700        1.5%
ASO                       9,700        8,600       1,100       12.8%
                      ---------    ---------      ------
      Subtotal        1,024,300    1,008,500      15,800        1.6%
PPO                     974,400      968,400       6,000         .6%
                      ---------    ---------      ------
         Total        1,998,700    1,976,900      21,800        1.1%
                      =========    =========      ======
--------------------------------------------------------------------------------

* Includes indemnity members.

     Since March 31, 2002, 53,400 net new commercial members have joined MAMSI's health plans, a 5.6 percent increase in year-over-year commercial membership. Membership growth by product since last March is as follows:

--------------------------------------------------------------------------------
      Product          3/31/03      12/31/02    Increase    Percentage
                                                              Change
HMO/Commercial*       1,014,600      961,200      53,400        5.6%
ASO                       9,700        8,700       1,000       11.5%
                      ---------    ---------      ------
      Subtotal        1,024,300      969,900      54,400        5.6%
PPO                     974,400      961,000      13,400        1.4%
                      ---------    ---------      ------
         Total        1,998,700    1,930,900      67,800        3.5%
                      =========    =========      ======
--------------------------------------------------------------------------------

* Includes indemnity members


     "The Company will continue to offer market-driven products, meeting the needs of our customers in the mid-Atlantic region," says Thomas P. Barbera, President and CEO. "We remain focused on our core philosophy of disciplined pricing and outstanding service."

     Other highlights from the first quarter of 2003 include:
          o MD-Individual Practice Association, Inc. (M.D. IPA) and Optimum Choice, Inc. (OCI) have once again received Excellent Accreditation from the National Committee for Quality Assurance
               (NCQA) for their commercial HMO and POS products.

          o Alliance PPO, LLC received a Credentialing Certification from the NCQA.

     The Company will host a conference call and Web cast on Thursday, May 8, 2003 at 11:00 a.m. Eastern Standard Time to discuss first quarter results. To listen to the call, please dial 703-871-3837 (pass code 6431071) or log on to www.mamsi.com and click on the Investor Relations button. A replay service is available until midnight May 15, 2003 by calling 703-925-2533 (pass code 641071).

     MAMSI is a regional holding company whose subsidiaries include: three health maintenance organizations, MD-Individual Practice Association, Inc. (M.D.
IPA),  Optimum  Choice,  Inc. (OCI) and Optimum  Choice of the  Carolinas,  Inc.
(OCCI); a preferred provider organization, Alliance PPO, LLC; a life and health insurance company, MAMSI Life and Health Insurance Company (MLH); a coordination of benefits company, Alliance Recovery Services, LLC (ARS); and home care companies such as HomeCall, Inc., FirstCall, Inc., and HomeCall Pharmaceutical Services, Inc. For more information about the Company, visit its Web site, www.mamsi.com.


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


     Note 1: Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: All forward-looking information contained in this release is based on management's current knowledge of factors, all of which have inherent risks and uncertainties, that affect MAMSI's business. MAMSI's actual results may differ materially if these assumptions prove invalid. Significant risk factors, while not all-inclusive, are: the possibility of increasing price competition in the Company's service area; the effect of a weak economy on the Company; the effect on the Company due to the acts of terrorism and the threat of future attacks; the possibility that the Company is not able to increase its market share at the anticipated premium rates; the possibility of increased litigation, legislation or regulation (such as the numerous class action lawsuits that have been filed against managed care companies and the pending initiatives to increase health care regulation) that might have the potential for increased costs, and/or increased regulation of rates which might have the potential to decrease revenue; the inability to predict and control medical expenses due to increased utilization by the Company's membership, increased practitioner and pharmaceutical costs, federal or state mandates that increase benefits or limit the Company's oversight ability, the ultimate accuracy of the Company's estimate of the liability for incurred but not reported claims, the potential for disputes under its risk-sharing arrangements, and the Company's ability to maintain and renew these arrangements; and the possibility that the Company is not able to negotiate new or renewal contracts with appropriate physicians, other health care practitioners, hospitals and facilities.
     The list of significant risk factors is not intended to be exhaustive. There may be other risk factors that would preclude the Company from realizing the predictions made in the forward-looking statements. While the Company may periodically update this discussion of risk factors, the Company does not undertake to update any forward-looking statement that may be made by or on behalf of the Company prior to its next filing with the Securities and Exchange Commission.



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


                       Mid Atlantic Medical Services, Inc.
                       In 000's Except PMPM and Per Share
                                    Unaudited

                                                Quarter Ended       Quarter Ended        Quarter Ended
                                                  3/31/2003           3/31/2002           12/31/2002
                                             -------------------- ------------------- --------------------

Member Months                                          3,047,046           2,828,891            2,983,300
Member Months - ASO                                       29,141              26,162               25,814

Health Premium                                         $ 646,501           $ 534,010            $ 589,075
    PMPM                                               $  212.17           $  188.77            $  197.46
Fee and Other                                              5,873               5,555                5,916
Life and Short-Term Disability                             2,340               2,152                2,386
Home Health Services                                       5,655               5,244                5,595
Investment                                                 4,007               3,202                4,164
Total Revenue                                            664,376             550,163              607,136

Medical Expense                                          538,436             455,444              474,900
    PMPM                                               $  176.71           $  161.00            $  159.19
    Medical Care Ratio                                     83.3%               85.3%                80.6%
Life and Short-Term Disability                             1,131                 785                1,036
Home Health Costs                                          5,654               4,774                5,605
Administrative                                            67,289              61,486               66,852
    Administrative Expense Ratio                           10.1%               11.2%                11.0%
Income Before Tax                                         51,866              27,674               58,743
Tax Provision                                             17,711               8,821               21,129
    Effective Tax Rate                                     34.1%               31.9%                36.0%

Net Income                                             $  34,155           $  18,853            $  37,614

Basic EPS                                               $   0.88            $   0.48             $   0.96
Weighted Average Shares                                   38,655              39,058               39,083

Diluted EPS                                             $   0.84            $   0.45             $   0.91
Weighted Average Shares                                   40,768              41,639               41,149

Net Margin                                                  5.1%                3.4%                 6.2%

Claims Payable at End of Period                        $ 362,484           $ 257,703            $ 297,304











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


                          Components of Claims Payable
                  at Quarter End are as Follows (in thousands):
                                    Unaudited

                                             MAR                 MAR
                                            2003                2002
                                        -------------       ------------

Reserve for incurred but
  not reported claims                      $ 287,303          $ 233,342

Claims received, not yet
  paid and other items                        75,181             55,585
                                        -------------       ------------
                  Subtotal                   362,484            288,927

Amortized value of
  pharmacy cost guarantee
  related to year 2000                             -            (31,224)
                                        -------------       ------------
Total claims payable                       $ 362,484          $ 257,703
                                        =============       ============
















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

                   Components of the Change in Claims Payable
                   for each Quarters' Dates of Service ("DOS")
                      (in thousands except for percentages)
                                    Unaudited


For the Quarter Ended                               Life &                      2003       2002 &
March 31, 2003:                      Medical          STD       Total            DOS      Prior DOS
                                  ----------------------------------------  ------------------------

Beginning of the year              $  295,721   $   1,583     $  297,304    $       -    $ 297,304

Components of medical expense:
  Estimated cost incurred             569,293       1,131        570,424      570,424            -
  Estimated redundancy                (30,857)                   (30,857)                  (30,857)
                                  ----------------------------------------  ------------------------
                                      538,436       1,131        539,567      570,424      (30,857)

Payments for medical expense         (473,032)     (1,355)      (474,387)    (259,860)    (214,527)
                                  ----------------------------------------  ------------------------
End of the quarter                 $  361,125   $   1,359     $  362,484    $ 310,564    $  51,920
                                  ========================================  ========================


Prior period redundancy as a
percentage of current quarter
medical expense                         5.73%


For the Quarter Ended                               Life &                      2002       2001 &
March 31, 2002:                      Medical          STD       Total            DOS      Prior DOS
                                  ----------------------------------------  ------------------------

Beginning of the year              $  238,814   $   1,310     $  240,124    $       -    $ 240,124

Components of medical expense:
  Estimated cost incurred             478,993         785        479,778      479,778            -
  Estimated redundancy                (23,549)          -        (23,549)                  (23,549)
                                  ----------------------------------------  ------------------------
                                      455,444         785        456,229      479,778      (23,549)

Payments for medical expense         (406,516)       (910)      (407,426)    (218,950)    (188,476)
                                  ----------------------------------------  ------------------------

End of the quarter                 $  287,742    $  1,185        288,927    $ 260,828    $  28,099
                                      ========================              ========================

Amortized value of  pharmacy cost
guarantee related to year
2000                                                             (31,224)
                                                                ----------
Total claims payable                                          $  257,703
                                                                ==========


Prior period redundancy as a
percentage of current quarter
medical expense                        5.17%

                                                                  ###